Exhibit 10.2

AGREEMENT TO AMEND WARRANTS

THIS AGREEMENT TO AMEND WARRANTS (“Agreement”), dated as of August 10, 2009, is entered into by and among Universal Travel Group, a Nevada corporation (the “Company”), the investors listed on the Schedule of Buyers in the Securities Purchase Agreement (“Securities Purchase Agreement”) dated August 28, 2008 (the “Buyers”).

Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement.

WITNESSETH:

WHEREAS, the Buyers had purchased from the Company and the Company had sold to the Buyers an aggregate of 4,588,708 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants (“Warrants”) to acquire 2,294,356 shares of Common Stock for a total aggregate purchase price of approximately $7,112,500 in a private placement financing transaction (the “Financing Transaction”) pursuant to the Securities Purchase Agreement;

WHEREAS, the parties hereto desire to amend each of the Warrants as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.           Section 7d of the Warrants is hereby cancelled and restated in its entirety to read as follows:

“         d.    Sales of Common Stock at less than the Exercise Price.  From the date hereof until such time as the Buyers, as defined in the Securities Purchase Agreement, hold no Securities, as defined in the Securities Purchase Agreement, except for (i) issuances under Section 4(o) of the Securities Purchase Agreement, (ii) issuances covered by Sections 7(a) and 7(b) hereof or (ii) an issuance of Common Stock upon exercise or upon conversion of warrants, options or other convertible securities for which an adjustment has already been made pursuant to this Section 7, as to all of which this Section 7(d) does not apply, if the Company closes on the sale or issuance of Common Stock at a price which is less than the Exercise Price then in effect, or warrants, options, convertible debt or equity securities with an exercise price per share or a conversion price which is less than the Exercise Price then in effect, the Exercise Price shall be adjusted immediately thereafter so that it shall equal:

NEP = EP - [A*(B - C)]
D

Where:

NEP =	new Exercise Price (following the adjustment)

EP =	existing Exercise Price (prior to the adjustment)

A =	the number of additional shares of Common Stock issued

B =	EP

C =	the price per share at which the additional shares of Common Stock were issued or sold

D =	the total number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock

The provisions of this Section 7(d) shall similarly apply to successive issuances of additional shares of Common Stock at a price which is less than the Exercise Price then in effect, or warrants, options, convertible debt or equity securities with an exercise price per share or a conversion price which is less than the Exercise Price.

No adjustment of the Exercise Price shall be made pursuant to this Section 7(d) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants options, convertible debt or equity securities or other subscription or purchase rights. ”

2.           In consideration of the foregoing amendment, the Company agrees to provide the Buyers a cashless exercise feature to the Warrants.  Accordingly, Section 6 of the Warrants shall be henceforth read:

“6.           Cashless Exercise.  The Warrant Holder may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

For purposes of the foregoing formula:

A=	the total number shares with respect to which this Warrant is then being exercised.

B=	the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C=	the Exercise Price then in effect at the time of such exercise. ”

3.             This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

4.             This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 10th day of August, 2009.

UNIVERSAL TRAVEL GROUP

By:	/s/ Jiangping Jiang
Name: Jiangping Jiang
Title: CEO

BUYER:

ACCESS AMERICA FUND, LP

By:	/s/ Christopher Efird
Name: Christopher Efird
Title: President

BUYER:

CHINAMERICA FUND LP

By:	/s/ Beau Johnson
Name: Beau Johnson
Title: Managing Partner

BUYER:

POPE INVESTMENT II LLC

By:	/s/ William P. Wells
Name: William P. Wells
Title: President, Pope Asset Mgmt

BUYER:

HELLER CAPITAL INVESTMENTS, LLC

By:	/s/ Ronald Heller
Name: Ronald I. Heller
Title: CIO

BUYER:

CGM as C/F RONALD I. HELLER IRA

By:	/s/ Ronald Heller
Name: Ronald I. Heller
Title: Investor

BUYER:

INVESTMENT HUNTER, LLC

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Manager

BUYER:

MARED INVESTMENTS

By:	/s/ Edward R. Rashid
Name: Edward R. Rashid
Title: President

BUYER:

HIGH CAPITAL FUNDING, LLC

By:	/s/ David Rapaport
Name: David Rapaport
Title: EVP & GC

BUYER:

MERRILL LYNCH, PIERCE, FENNER & SMITH, FBO BEAU L. JOHNSON

By:	/s/ Beau Johnson
Name: Beau Johnson